Atlantics Holdings Acquires Mercury Financial

SEPTEMBER 2025

Empowering Better Financial Outcomes for Everyday Americans

NASDAQ: ATLC

Forward-Looking Statements

This presentation contains forward-looking statements that are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements, among other things, concerning the benefits of the acquisition of Mercury Financial LLC, including expected earnings per share accretion and other expected financial and operating results and synergies; and Atlanticus' plans, objectives, expectations and intentions for Mercury Financial LLC and Atlanticus' legacy businesses, including portfolio optimization strategies.

Although Atlanticus believes the expectations reflected in such forward- looking statements are reasonable, such statements involve risks and uncertainties and you should not place undue reliance on such statements. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, Atlanticus' ability to successfully integrate Mercury Financial LLC with its legacy businesses; and other risk factors detailed from time to time in Atlanticus' reports filed with the Securities and Exchange Commission.

The forward-looking statements contained herein speak only as of the date of this presentation. Atlanticus undertakes no obligation to update or revise any forward-looking statement, except as may be required by law.

Mercury Financial is a leading data- and tech-centric credit card platform serving near-prime consumers in the U.S.

MERCURY FINANCIAL


VISA
Signature

Top 25	$3.2B	1.3MM	4	4.8 Stars
Visa / MasterCard U.S. Program[1]	Card Portfolio[2]	Serviced Accounts[2]	Co-Brand Partnerships[2]	Rating For Credit Card Mobile App[3]

[1] Per Nilson Report 1280 (February 2025).
[2] As of July 31, 2025.
[3] Per Apple App Store as of September 10, 2025.

Strategic Rationale

1. Brings material scale to Atlanticus' existing General Purpose Credit Card (GPCC) segment by adding $3.2BN in receivables and 1.3MM serviced customers
2. Enhances Atlanticus' capabilities in the near-prime segment
3. Allows Atlanticus to offer its credit expertise, program management capabilities and technology to bank and brand partners across a much larger consumer segment
4. Expands acquisition channels through unique marketing and co-brand partnerships that complement Atlanticus' existing partnership-based approach
5. Includes opportunity for significant value creation with strategy to enhance portfolio performance through carefully executed account repricing
6. Adds key resources, technology and talent to continue sustained growth and market leadership

Empowering Better Financial Outcomes for MORE Everyday Americans

Family of Brands

General Purpose
- aspire
- mercury
- Imagine
- FORTIVA CREDIT CARD

Point-of-Sale
- FORTIVA RETAIL CREDIT
- fixt

Healthcare
- CURAE

Auto
- CAR

Company Information

- $6.4BN in Managed Receivables(1)
- 5.3MM in Accounts Serviced(1)
- Over 570 Team Members
- ~650 Average FICO
- Offices in Atlanta, Austin, Wilmington and Orlando
- Issuing Partners
  - The Bank of Missouri
  - First Bank & Trust
  - WebBank

Marketing Partners

- The Home Depot
- synchrony
- amazon
- BOB'S Discount Furniture
- TEMPUR + SEALY
- vivint
- Ashley
- BW Best Western Hotels & Resorts
- AspenDental
- Daniel's Jewelers
- Just Brakes
- iFIT
- Diamonds Direct
- Lowe's
- TEMPUR-PEDIC
- Guitar Center
- Heartland Dental
- BrandsMart USA
- MATTRESS FIRM
- EMPIRE TODAY
- FURNITURE ROW

(1) As of July 31, 2025 for Mercury Financial, June 30, 2025 for Atlanticus.

Acquisition Adds Meaningful Scale

Serviced Accounts[1]
(000)



4,001
1,298
5,299
Atlanticus
MERCURY FINANCIAL
Pro Forma

Revenue[2]
($ in MM)



$1,444
$843
$2,287
Atlanticus (3)
MERCURY FINANCIAL (4)
Pro Forma

Credit Card Receivables[1]
($ in BN)



$3.0
$3.2
$6.2
Atlanticus (5)
MERCURY FINANCIAL
Pro Forma

Purchase Volume[2]
($ in BN)



$3.1
$3.1
$6.2
Atlanticus
MERCURY FINANCIAL
Pro Forma

(1) As of July 31, 2025 for Mercury Financial, June 30, 2025 for Atlanticus.
(2) TTM as of 6/30/25.
(3) Revenue for Atlanticus defined as Total revenue and other income.
(4) Revenue for Mercury defined as interest income plus Total non-interest income.
(5) Figures for Atlanticus represent period-end managed receivables, a non-GAAP measure equal to the aggregate unpaid gross balance of loans in the CaaS and Auto Finance Segments. See slide 13 for additional information.

Mercury Profile Moves Atlanticus Further Up-Market

	Atlanticus (GPCC)	Mercury Financial
Weighted Average FICO	623	644
Average Customer Income	~$72,000	~$80,000
Average Balance	$752	$2,480
Average Credit Limit	$972	$4,044
Average APR	32.7%[1]	27.3%
LTM Average 60+ DPD Delinquency[2]	15.3%	6.5%



aspire
FORTIVA
REWARDS
VISA
Imagine
CURAE

Data as of July 31, 2025 for Mercury Financial, June 30, 2025 for Atlanticus.

(1) Calculated using average APR as of June 30, 2025, associated with new GPCC accounts serviced over preceding twelve months.

(2) Calculated each month end with loans over 60 days past due as the numerator and total period-end credit card receivables as the denominator.

Transaction Overview

Acquisition Scope

- $3.2BN[1] of card receivables purchased at a discount
- Assumption of Mercury Financial's master trust with $2.8BN[1] of financing in place
- Purchase includes other assets and liabilities of Mercury Financial

Economic Terms

- Cash purchase price of $162MM funded with cash on hand at Atlanticus
- Earn-out payable based on portfolio performance of existing Mercury Financial portfolio[2]

(1) As of July 31, 2025.
(2) In addition to the cash purchase price, Atlanticus may make earn-out payments to the seller over the next 3 years contingent upon portfolio credit outperformance.

Compelling Financial Metrics

Adds Considerable Scale	• Adds ~1.3MM[1] serviced accounts; ~5.3MM[1] total serviced accounts pro forma • Adds ~$3.2BN[1] of credit card receivables; ~$6.2BN[1] total credit card receivables pro forma
Opportunity for Significant Value Creation	• Significant value creation opportunity through account repricing and portfolio optimization strategies • Operating synergies expected to add meaningful value once fully realized • Portfolio monitored and plan developed over 10-month diligence process
Additional Growth	• Expanded product offering to reach larger consumer segment • Unique channels increase opportunity for continued above-market growth • Product expansion furthers growth opportunity
Meaningful Financial Impact	• 2026E EPS Accretion: $0.50-$1.50[2] • 2027E EPS Accretion: $2.00-$4.00[2]

(1) As of July 31, 2025 for Mercury Financial, June 30, 2025 for Atlanticus.
(2) EPS Accretion is based on internal estimates and assumes the successful implementation of strategic initiatives.

Atlanticus

FORTUNE

Ranked in Fortune's 100 Fastest-Growing Companies List for Third Consecutive Year

ATLANTA BUSINESS CHRONICLE

Honored in Top 10 "Best Places to Work"

Appendix

Demonstrated History of Successful Acquisitions of Portfolios and Associated Businesses

Portfolio	Date Closed	Accounts	Receivables(1) ($ in MM)	Description
MERCURY FINANCIAL	September 2025	1.3MM	$ 3,200	• Acquired the Mercury Financial credit card portfolio and associated platform infrastructure, including consumer app, brands, co-brand relationships and key personnel.
barclaycard	April 2007	589,644	$ 937	• Purchased the Monument credit card receivables from Barclaycard, a division of Barclays Bank PLC and associated platform infrastructure as well as IP and technology for platform growth
fnbo	January 2005	21,996	$ 72	• Acquired with an equity and debt partner, securitized to back a one-year variable funding securitization facility
BankFirst	January 2005	478,378	$ 368	• Atlanticus owned 47.5% of the receivables and managed the servicing of the entire portfolio
Fleet Bank	November 2004	481,274	$ 996	• A consortium including Atlanticus purchased a portfolio of receivables; Atlanticus owned 33.3% of the newly formed entity
fnbo	August 2004	38,175	$ 93	• Acquired with an equity and debt partner; securitized to back a one-year variable funding securitization facility
PROVIDIAN Financial	July 2003	416,679	$ 824	• Atlanticus managed the servicing of the entire portfolio
FINGERHUT	July 2002	2,412,693	$ 1,122	• Acquired a portfolio of receivables at a discount; included assumption of $450MM of receivables-backed debt, call centers and employees, and IP. This acquisition was the foundation of what is now Jefferson Capital.
PROVIDIAN Financial	June 2002	903,043	$1,231	• Atlanticus owned 50% of the receivables and managed the servicing of the entire portfolio, including servicing assets acquired with the receivables.
Bravo	November 1998	54,543	$ 172	• Receivables purchased at substantial discount due to credit quality of remaining loans after exclusion of charged off accounts
Prime Option	April 1998	145,000	$ 448	• Receivables purchased at substantial discount due to credit quality of remaining loans after exclusion of charged off accounts
	Total	**6,850,425**	**$ 9,463**	

(1) Total Managed Receivables is a non-GAAP financial measure.

Market, Industry and Other Data

This presentation contains statistical data and estimates, including those relating to market size and competitive position of the markets in which we participate, that we obtained from our own internal estimates and research, as well as from industry and general publications and research, surveys and studies conducted by third parties. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to any of this data or to these estimates. Industry publications, studies and surveys generally state that they have been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While we believe that each of these studies and publications is reliable, we have not independently verified market or industry data from third-party sources. We also believe our internal company research is reliable and the definitions of our market and industry are appropriate, though neither this research nor these definitions have been verified by any independent source.

Trademarks, Service Marks and Trade Names

We own or license the trademarks, service marks and trade names that we use in connection with the operation of our business, including our corporate names, logos and website names. This presentation also may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation are listed without the TM, SM, © and ® symbols, but we will assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensors, if any, to these trademarks, service marks, trade names and copyrights.

Non-GAAP Financial Measures

Atlanticus Holdings Corporation

(in Millions)	**As of June 30, 2025**
Loans at fair value	$3,004.7
Fair value mark against receivable (1)	41.8
Total managed receivables (2)	$3,046.5

(1) The fair value mark against receivables reflects the difference between the face value of a receivable and the net present value of the expected cash flows associated with that receivable.

(2) Total managed receivables is equal to the aggregate unpaid gross balance of loans at fair value.

This presentation includes references to managed receivables, which is a non-GAAP financial measure provided as a supplement to the results provided in accordance with accounting principles generally accepted in the United States of America ("GAAP"). This non-GAAP financial measure aids in the evaluation of the performance of our credit portfolios, including our risk management, servicing and collection activities and our valuation of purchased receivables. The credit performance of our managed receivables provides information concerning the quality of loan origination and the related credit risks inherent with the portfolios. Management relies heavily upon financial data and results prepared on the "managed basis" in order to manage our business, make planning decisions, evaluate our performance and allocate resources.

This non-GAAP financial measure is presented for supplemental informational purposes only. This non-GAAP financial measure has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, GAAP financial measures. This non-GAAP financial measure may differ from the non-GAAP financial measures used by other companies. Above is the reconciliation of Loans at fair value to Total managed receivables and a reconciliation to adjusted earnings and adjusted earnings per share.